EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

                                   YUWEI HUANG

         This EMPLOYMENT AGREEMENT ("Agreement"), dated December 22nd, 2006 is by and between CDI Shanghai Management Company, Limited ("CDI SHANGHAI"), and Yuwei Huang ("Chen" "EMPLOYEE).

         WHEREAS, the EMPLOYEE desires to work with CDI SHANGHAI and CDI SHANGHAI desires to engage the services of the Employee under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. TITLE. The Employee's title for his new position at CDI Shanghai will be Executive Vice President, Chang Magnesium Co. Ltd. as of the date this Agreement is signed and thereafter, so long as the Employee is associated with CDI Shanghai Company, Limited as an Employee.

2. DUTIES. The Employee will be in charge of our operations as it relates to Chang Magnesium Company, Limited. The Employee agrees to devote all of his/her time and efforts to the performance of his duties as an Employee of CDI Shanghai. The Employee also agrees that he/she will advise CDI Shanghai of other business pursuits outside of Chang Magnesium Company, Limited.

3. COMPENSATION.

   A. Compensation: The Employee shall receive no annual compensation.

   B. Bonus Compensation: CDI SHANGHAI shall in it own discretion award the Employee with additional forms of compensation. This additional compensation will be awarded in the sole discretion of CDI SHANGHAI and may be in the form of securities or cash.

4. TERM. The term of the employment agreement shall be for a period of 60 months from the date of hire. The date of hire shall be from December 22nd, 2006 to December 22nd, 2011.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             ACCEPTED AND AGREED TO:

CDI SHANGHAI COMPANY, LIMITED         JINGDONG CHEN

/s/ James Wang                        /s/ Jingdong Chen
--------------                        ------------------
James Wang, CEO                       Yuwei Huang, CEO, Chang Magnesium Co. Ltd.

12/22/2006                            12/22/2006
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  (date)                                (date)